EXHIBIT 32.2
CERTIFICATION BY THE CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Gerald D. Schiefelbein, Chief Financial Officer of Ivanhoe Energy Inc. (the “Company”), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:
(a)
the Company’s periodic report on Form 10-Q for the quarterly period ended September 30, 2011 (the “Form 10-Q”), fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and related interpretations; and

(b)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
* * *

By:	/s/ Gerald D. Schiefelbein Gerald D. Schiefelbein
Chief Financial Officer

Date:	November 9, 2011